Comerica Incorporated Second Quarter 2025 Financial Review July 18, 2025 This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “achieve,” “anticipate,” “assume,” “believe,” “could,” “deliver,” “drive,” “enhance,” “estimate,” “expect,” “focus,” “future,” “goal,” “grow,” “guidance,” “intend,” “may,” “might,” “plan,” “position,” “opportunity,” “outlook,” “strategy,” “target,” “trajectory,” “trend,” “will,” “would,” and similar expressions or the negative of such terms or other comparable terminology. Forward-looking statements include, but are not limited to, statements about our business strategy, goals and objectives, projected financial and operating results, including outlook for future growth, targeted initiatives and strategic investments across our various lines of businesses, including across the Commercial Bank, Wealth Management and the Retail Bank segments, and future common share dividends, common share repurchases and other uses of capital. These statements are not historical facts, but instead represent our beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of our control. Our actual results and financial condition may differ materially from those indicated in these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in such forward-looking statements include: the extent to which our businesses perform consistent with management’s expectations; our ability to take advantage of growth opportunities and implement targeted initiatives in the timeframe and on the terms we currently expect; the execution and efficacy of recent strategic investments; the timing and impact of the Direct Express transition; the impact of macroeconomic factors, such as changes in general economic conditions and monetary and fiscal policy, particularly on interest rates; changes in customer behavior; unfavorable developments concerning credit quality; declines in the businesses or industries of our customers; reductions in our credit ratings; security risks, including cybersecurity and data privacy risks; the outcomes of legal and regulatory proceedings and related financial services industry matters; compliance with regulatory requirements; competitive product and pricing pressures; and the other factors set forth in “Item 1A. Risk Factors” beginning on page 16 of our Annual Report on Form 10-K for the year ended December 31, 2024. Any forward-looking statement made by us in this presentation is based solely on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except to the extent required by law. Safe Harbor Statement 2©2025, Comerica Inc. All rights reserved.

2Q25 Highlights

Compelling financial results & key milestones signal successful execution of strategy

Comerica

Loan Growth *(period-end)*	Net Income	PPNR[1]	CET1[2]
$51.2B ⬆ 3%	$199MM ⬆ 16%	$288MM ⬆ 18%	11.94% Above Strategic Target

Achievements in Payments

- One of the first in market with RTP® On-Behalf-Of (OBO) payment solutions
- New customer relationships expected to drive higher payments volume
- Deployed innovative deposit sweep solution that leverages real time rails for additional flexibility for our customers

Payments Themes

- The new standard is speed, transparency & real-time execution
- As products commoditize, delivery is the differentiator
- Optionality to deliver where customers are is key
- Embedded finance is expanding the payments ecosystem

6/30/25; Growth rates relative to 1Q25 • [1]Refer to reconciliation of non-GAAP financial measures in appendix • [2]2Q25 estimated

©2025, Comerica Inc. All rights reserved.

3

2Q25 Financial Results

Comerica

Strong loan growth offset modestly lower deposits; favorable noninterest income & noninterest expense results

(in millions, except ratios & per share data)	2Q25	1Q25	2Q24	Change From 1Q25	Change From 2Q24
Average loans	$50,665	$50,214	$51,071	$451	$(406)
Average deposits	61,246	61,899	63,055	(653)	(1,809)
Other time deposits	1,080	1,052	2,403	28	(1,323)
Net interest income	575	575	533	--	42
Provision for credit losses	44	20	--	24	44
Noninterest income[1]	274	254	291	20	(17)
Noninterest expenses[1]	561	584	555	(23)	6
Provision for income tax	45	53	63	(8)	(18)
Net income	199	172	206	27	(7)
Earnings per share[2]	$1.42	$1.25	$1.49	$0.17	$(0.07)
Efficiency ratio[3]	65.78%	70.28%	67.77%		
CET1[4]	11.94%	12.05%	11.55%		

Key Performance Drivers 2Q25 compared to 1Q25

- Broad-based loan growth throughout the quarter, period-end loans up ~3% from 1Q25
- Seasonality & customer utilization of funds drove lower average deposits; continued stability in NIB mix
- Net interest income flat as loan growth offset deposit trends; favorable trajectory year-over-year with 2Q25 higher than 2Q24; net interest margin relatively flat
- Net charge-offs of 22 bps at the low end of historical range; reserve ratio flat at 1.44%
- Noninterest income growth across various customer categories
- Decline in noninterest expenses with the benefit of lower litigation related expenses & seasonal reductions in salaries & benefits
- Conservative approach to capital; maintained CET1[4] well above our 10% strategic target, returned $193MM to shareholders through repurchases & dividends in 2Q25
- Favorable 2Q25 discrete items[5] offset the impact of higher profitability & drove lower tax expense
- Deferred issuance costs related to the redemption of preferred stock lowered net income to common shares by $6MM & impacted EPS

[1]Includes gains/(losses) related to deferred comp asset returns of $0.5MM 2Q24, $(2MM) 1Q25, $5MM 2Q25 in noninterest income & $2MM 2Q24, $(0.2MM) 1Q25, $6MM 2Q25 in noninterest expense • [2]Diluted earnings per common share • [3]Noninterest expenses as a percentage of the sum of net interest income & noninterest income excluding net gains (losses) from securities, a derivative contract tied to the conversion rate of Visa Class B shares & changes in the value of shares obtained through monetization of warrants • [4]2Q25 estimated • [5]2Q25 included $9MM benefit as a result of changes in the combined state income tax rate applicable to deferred tax assets

©2025, Comerica Inc. All rights reserved.

4

Loans

Consistent, broad-based loan growth throughout the quarter; customer sentiment improved

Loan Trends

($ in billions; avg.)



51.1
50.9
50.6
50.2
50.7
6.32
6.24
6.25
6.13
6.10
2Q24
3Q24
4Q24
1Q25
2Q25
Average Balances
Loan Yields %
50.1
50.8
51.2
Apr-25
May-25
Jun-25
Monthly Average Balances

2Q25 vs. 1Q25

- **Average loans increased $0.5B[1], or 0.9%**
  - \+ $139MM Corporate Banking
  - \+ $120MM Wealth Management
  - \+ $116MM Environmental Services
  - \+ $88MM Entertainment Lending
  - \+ $78MM General Middle Market
  - \- $234MM Equity Fund Services
- Pipeline remained strong

Loan Commitments Up Slightly & Utilization Relatively Stable

(period-end; $ in billions)



50.0
49.5
49.5
49.0
49.4
50%
50%
49%
50%
50%
2Q24
3Q24
4Q24
1Q25
2Q25
Utilization

2Q25 compared to 1Q25; Variance may not foot due to rounding • [1]See Quarterly Average Loans slide for more details

©2025, Comerica Inc. All rights reserved.

5

Deposits

Seasonality & utilization of funds impacted balances; continued stability in noninterest-bearing mix



Average Balances
($ in billions)
63.1
63.9
63.3
61.9
61.2
40%
38%
38%
38%
38%
3.23
3.31
2.91
2.65
2.69
2Q24
3Q24
4Q24
1Q25
2Q25
Monthly Average Balances
($ in billions)
61.7
60.9
61.1
38%
38%
38%
Apr-25
May-25
Jun-25
Noninterest-bearing (NIB)
Interest-bearing (IB)
Deposit Rate[1] %

2Q25 vs. 1Q25

- **Average deposits decreased $0.7B, or 1.1%**
  - \- $195MM Retail Banking
  - \- $135MM Corporate Banking
  - \- $97MM Technology & Life Sciences
  - \- $85MM Environmental Services
  - \- $75MM General Middle Market
- 2Q25 average NIB mix remained unchanged at 38% of total deposits
  - Average interest-bearing decrease of $0.3B
  - Average noninterest-bearing decline of $0.4B
- 3Q24 to 2Q25 cumulative interest-bearing beta of 67%
- **Period-end deposits decreased $1.5B, or 2.4%**
  - $1.0B decrease in interest-bearing deposits, inclusive of $0.4B decline in Brokered Time Deposits
  - 2Q25 period-end NIB mix at 38% of total deposits

2Q25 compared to 1Q25; Variance may not foot due to rounding • [1]Interest costs on interest-bearing deposits

©2025, Comerica Inc. All rights reserved.

6

Securities Portfolio

Expect future maturities to enhance earnings power

ComericA

Securities Portfolio

(period-end; $ in billions)



Projected[1]
0.1
12.4
3.0
15.7
2.3
15.9
2.9
15.0
2.5
15.1
2.4
14.9
2.4
14.5
2.3
14.2
2.2
12.7
4Q19
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
4Q25
4Q26
Fair Value (Reported on Balance Sheet)
Valuation Adjustment

2Q25 vs. 1Q25

- **Average 2Q25 portfolio decreased $169MM**
- **Period-end 2Q25 portfolio decreased $228MM**
  - $317MM MBS payments
  - $102MM fair value change (pre-tax) & $9MM net discount amortization
- 3Q25: Estimated repayments ~$260MM MBS[1]
- Duration of 5.7 years[2]
  - Extends to 6.4 years under +200bps instantaneous rate increase[2]
- Net securities-related AOCI unrealized loss decreased to $1.9B (after tax); expect unrealized loss to decline ~12% by 4Q26[1]

6/30/25 • Totals shown in graph above may not foot due to rounding • [1]Outlook for legacy portfolio as of 7/18/25 assuming 6/30/25 forward curve • [2]Estimated as of 6/30/25

©2025, Comerica Inc. All rights reserved.

7

Net Interest Income

Favorable loan trends offset by deposit trends & funding mix resulting in stable net interest income

ComericA

Net Interest Income

($ in millions)



533
534
575
575
575
2.86
2.80
3.06
3.18
3.16
2Q24
3Q24
4Q24
1Q25
2Q25
Net Interest Margin %

Additional Variance Detail Relative to 1Q25

- **BSBY Cessation:** $5MM negative impact to Net Interest Income[1] & 3bps to NIM with impacts of hedging program accounted for within loan rate impact
- **Net impact due to rates:** $7MM benefit to Net Interest Income & 4bps to NIM
- **Net impact due to one additional day:** $6MM benefit to Net Interest Income

1Q25 to 2Q25 NII & NIM Walk

(NII $ in millions; NIM change in bps)

1Q25	**$575MM**	**3.18%**
Loans	12	-
Securities Portfolio	(2)	-
Fed Deposits	(3)	-
Deposits	(4)	(0.01)
Wholesale Funding	(3)	(0.01)
2Q25	**$575MM**	**3.16%**

2Q25 compared to 1Q25 • [1]See BSBY Cessation Impacts slide for more details

©2025, Comerica Inc. All rights reserved.

8

0.09% 0.08% 0.13% 0.21% 0.22% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 0.45% 2Q24 3Q24 4Q24 1Q25 2Q25 Normal 20 - 40 bps range NCO/Avg. Loans % Credit Quality Remained a strength with low net charge-offs & nonperforming assets; manageable migration 2Q25 compared to 1Q25 1Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories 2A portion of the portfolio is also considered Leveraged & also reflected in the Leveraged data Nonperforming Assets Declined & Remained Below Historical Averages ($ in millions) Criticized Loan Balances1 Reflect Expected Migration ($ in millions) 717 720 725 719 735 1.38 1.43 1.44 1.44 1.44 - 1.00 2.00 3.00 4.00 5.00 6.00 2Q24 3Q24 4Q24 1Q25 2Q25 ACL/Loans % Allowance for Credit Losses as % of Loans Flat ($ in millions) 2,430 2,417 2,530 2,573 2,745 4.7 4.8 5.0 5.2 5.4 - 2.00 4.00 6.00 8.00 10.00 12.00 2Q24 3Q24 4Q24 1Q25 2Q25 Criticized/Loans % ©2025, Comerica Inc. All rights reserved. Net Charge-Offs at the Low-End of Normal Range (% of average loans) Portfolios with Incremental Monitoring (period-end) 2Q25 1Q25 Business Line or Portfolio 6/30 Loans % of Total Loans % Criticized 3/31 Loans % of Total Loans % Criticized Commercial Real Estate Business Line $10.0B 19.6% 5.4% $10.0B 20.0% 5.5% Leveraged $2.9B 5.7% 13.0% $2.9B 5.7% 10.1% Automotive Production2 $0.8B 1.6% 14.6% $0.7B 1.5% 16.6% Senior Housing $0.6B 1.2% 55.0% $0.7B 1.3% 54.9% TLS2 $0.8B 1.7% 16.9% $0.8B 1.6% 19.3% 226 250 308 301 249 0.44 0.50 0.61 0.60 0.49 (0.10) 0.10 0.30 0.50 0.70 0.90 1.10 1.30 1.50 0 50 100 150 200 250 300 350 2Q24 3Q24 4Q24 1Q25 2Q25 Historical 10 Year Avg. NPA/Loans % 9 Noninterest Income Growth across most customer-related categories; driving fee income remains a strategic priority 2Q25 compared to 1Q25 1Includes Risk management hedging income related to price alignment (PA) income received for Comerica’s centrally cleared risk management positions of $17MM 2Q24, $8MM 3Q24, $8MM 4Q24, $8MM 1Q25, $5MM 2Q25; Includes Credit Valuation Adjustment (CVA) of $(0.1MM) 2Q24, $(1MM) 3Q24, $2MM 4Q24, $(2MM) 1Q25, $2MM 2Q25; Includes gains/(losses) related to deferred comp asset returns of $0.5MM 2Q24, $4MM 3Q24, $(0.2MM) 4Q24, $(2MM) 1Q25, $5MM 2Q25 Noninterest Income1 ($ in millions) 291 277 250 254 274 2Q24 3Q24 4Q24 1Q25 2Q25 10©2025, Comerica Inc. All rights reserved. Increased $20MM, or 7.9% + $11MM capital markets income + $7MM deferred compensation asset returns (offset in noninterest expenses) + $5MM fiduciary income 2Q25 vs. 1Q25

Noninterest Expenses

Benefits from several notable items & lower seasonal pressures drove strong results; discipline remains a priority



Noninterest Expenses[1]
($ in millions)
555
562
587
584
561
67.8
68.8
69.5
70.3
65.8
2Q24
3Q24
4Q24
1Q25
2Q25
Efficiency Ratio %[2]

2Q25 vs. 1Q25

- **Decreased $23MM, or 3.9%**
  - $15MM litigation-related expense
  - $10MM salaries & benefits expense impacted by seasonality

2Q25 Notable Expenses

- ($13MM) net litigation benefit
- ($4MM) gain on sale of assets
- ($3MM) interest recovery on a state tax matter

2Q25 compared to 1Q25 • [1]Includes gains/(losses) related to deferred comp plan of $2MM 2Q24, $6MM 3Q24, $1MM 4Q24, $(0.2MM) 1Q25, $6MM 2Q25; Variance may not foot due to rounding • [2]Noninterest expenses as a percentage of the sum of net interest income & noninterest income excluding net gains (losses) from securities, a derivative contract tied to the conversion rate of Visa Class B shares & changes in the value of shares obtained through monetization of warrants

©2025, Comerica Inc. All rights reserved.

11

Capital Management

Conservative approach, CET1[1] well above target, TCE improved & increased share repurchases



CET1[1]
Tier 1[1]
12.05%
11.94%
12.60%
11.94%
8.94%
8.95%
7.0%
8.5%
1Q25
2Q25
1Q25
2Q25
Regulatory Minimum + Capital Conservation Buffer (CCB)
Estimated CET1 with AOCI opt-out



Accumulated Other Comprehensive Income
($ in billions)
(1.7)
(0.2)
(0.4)
(2.2)
(0.6)
(0.4)
(1.9)
(0.4)
(0.4)
(1.9)
(0.3)
(0.4)
3Q24
4Q24
1Q25
2Q25
Securities
Swaps
Pension

Expect unrealized loss to decline 16% by 4Q26[3]

Estimated Change in AOCI Derived Simulated Sensitivity Analysis for Securities & Swap Portfolios

Scenarios		Est. AOCI Increase / (Decrease)
Rate shock + 100 bps	Static balances	($1.1B)
Rates shock - 100 bps	Static balances	$1.1B

Basel III Endgame Capital Considerations

We are not subject to these proposed rules with ~$80B in assets as of 6/30/25.

If subject to proposed Basel III Endgame capital requirements relating to AOCI opt-out changes, our estimated CET1 would exceed regulatory minimums & conservation buffer as of 6/30/25[2].



Common Equity Ratio
8.58%
8.80%
1Q25
2Q25

2Q25: AOCI impact[5] of (288 bps)



Tangible Common Equity Ratio[4]
7.82%
8.04%
1Q25
2Q25

AOCI impact[5] of (293 bps)



Common Equity
($ in billions; period-end)
6.7
6.9
1Q25
2Q25

AOCI impact of ($2.5B)

6/30/25 • [1]2Q25 estimated • [2]Considers AOCI for securities & pension & related RWA benefit utilizing 6/30/25 risk weighting. Does not assume other potential Basel III Endgame impacts (such as market risk, operational risk & changes to standard counter-party risk). • [3]Outlook as of 7/18/25 • [4]Refer to reconciliation of non-GAAP financial measures in appendix • [5]Represents the impact of $2.5B in AOCI on common equity & $2.1B in corresponding impacts to total assets

©2025, Comerica Inc. All rights reserved.

12

Management Outlook

Market dependent

	3Q25 vs. 2Q25	FY25 vs FY24	Commentary
Average loans *(FY24 baseline: $51.0B; 2Q25 baseline: $50.7B)*	Steady growth from 2Q	Flat to down 1%	Steady quarterly growth through 2H25 across most businesses
Average deposits *(FY24 baseline: $63.9B; 2Q25 baseline: $61.3B)*	Moderately higher	Down 2 to 3%	FY25 customer deposits relatively stable to FY24; strong 2H25 growth in customer deposits weighted towards 4Q
Net interest income[1] *(FY24 baseline: $2.2B; 2Q25 baseline: $575MM)*	Slightly down	Up 5 to 7%	Efficient funding mix with benefit of swap & securities maturities, 3Q impacted by deposit trends
Noninterest income[2] *(FY24 baseline: $1.1B; 2Q25 baseline: $274MM)*	Relatively flat	Up 2%	Strong activity driving 2H25 customer-related growth
Noninterest expenses[2] *(FY24 baseline: $2.3B; 2Q25 baseline: $561MM)*	Higher	Up 2%	3Q step up after strong 2Q which benefited from notable items, 4Q relatively flat to 3Q
Net charge-offs	Within low end of our normal 20 to 40 bps range		Continued credit normalization
Tax	~22%		Excluding discrete items
Capital	Expect to maintain capital well above our CET1 target of 10%		

Outlook as of 7/18/25 & guidance compares to reported GAAP 2024 or reported GAAP 2Q25 values as applicable unless noted as adjusted • [1]Utilizing 6/30/25 forward curve • [2]Deferred comp & CVA are dependent on market factors, inherently difficult to predict & assumed to be $0 in future periods, please see Noninterest Income & Noninterest Expenses slides for impact in prior periods

©2025, Comerica Inc. All rights reserved.

13

APPENDIX

The Right Balance

Positioned to effectively meet the unique needs of our target customers

Small Bank Service, Large Bank Capabilities

- **Tailored solutions & customized product offerings** to meet our customers' needs
- **Localized advice** for our customers
- **Community engagement** recognizing we all play a role in advancing the markets & communities we serve

- **Comprehensive suite of products & services** including credit capacity, treasury management, & capital market solutions
- **Experienced & tenured team** delivering consistency to our relationships across markets & businesses
- **Industry expertise** adding unique value to customers across core businesses & specialized verticals

"What our customers are saying..."

"Calibrated to support growth"
– Commercial Bank Customer

"Everybody wins"
&
"What good partnership is all about"
– Environmental Services Customers

"Their expertise made navigating my banking needs seamless."
– Retail Customer

"They consistently make me feel valued, attentively listen to my concerns, & tailor their support to ensure everything is nothing less than perfect."
– Small Business Customer

©2025, Comerica Inc. All rights reserved.

15

Diversified businesses across diversified geographies

A cohesive relationship strategy across our divisions unlocks the value of our franchise in high-growth markets

The Commercial Bank
delivers first-class products & services to Middle Market, Specialty Industries & Business Banking divisions

Wealth Management
generates capital-efficient fee income with a focus on organic growth

The Retail Bank
delivers high-touch service across all touchpoints & provides an important source of granular deposit funding

IN 13 OF THE 15 LARGEST MARKETS[1] & 7 OF THE 10 FASTEST GROWING MARKETS[2]


PRIMARY MARKETS
OTHER MARKETS

Texas
- #2 largest state GDP
- Business friendly

California
- #1 largest state GDP
- Deep industry expertise

Michigan
- #14 largest state GDP
- Large retail deposit base

Southeast[3]
- FL #4 & NC #12 largest state GDP
- Strong population growth & manufacturing base

Mountain West[4]
- Fast growing economy, attractive climate

International
- North American platform supports USD, CAD & MXN customer needs

LOANS[5]

Commercial Bank	Wealth Management	Retail Bank
85%	10%	5%

MI	CA	TX	Other Markets / Finance
21%	36%	25%	18%

DEPOSITS[5]

Commercial Bank	Wealth Management	Retail Bank	Other
53%	6%	38%	3%

MI	CA	TX	Other Markets / Finance
36%	27%	15%	22%

[1]U.S. Census Bureau; by population 2024. Includes all locations with employees & offices • [2]U.S. Census Bureau; 2024 vs 2023 by number of people. Includes all locations with employees & offices • [3]Serving customers in FL, GA, NC, TN, SC & VA • [4]Serving customers in AZ & CO • [5]Average 2Q25 Loans & Deposits, respectively. See Quarterly Average Loans & Quarterly Average Deposits slides for more details.

©2025, Comerica Inc. All rights reserved.

16

BSBY Cessation Impacts

Majority of losses expected to accrete back in 2025 & 2026

- **Accounting Impact:** Temporary loss of hedge accounting due to pending cessation of BSBY caused the recognition of unrealized losses in 4Q23 & 1Q24 & impacts net interest income. AOCI losses recognized in earnings over 12 months but accreted back to income over original life of swap.
- **Financial Impact:**
  - No economic impact as these losses are re-couped over time; ~90% of impact expected to accrete back by YE2026
  - Pre-tax gains or losses related to this accounting treatment impact CET1, but not Tangible Common Equity
  - Normal pay / receive cash flows remain uninterrupted
  - Net-tax impact reflects adjustments to AOCI balance over the life of the re-designated swaps[1]

	Actual				Projected[2]					
	FY23	FY24	1Q25	2Q25	3Q25	4Q25	FY25	FY26	FY27	FY28
Net Interest Income Impact	$2.8MM	$6.9MM	$27.6MM	$22.8MM	$19.3MM	$13.8MM	$83.5MM	$26.5MM	$8.4MM	$2.0MM
Gain / (Loss) in Other Noninterest Income	$(91.3MM)	$(38.8MM)	-	-	-	-	-	-	-	-
Pre-Tax Income Impact	$(88.5MM)	$(31.9MM)	$27.6MM	$22.8MM	$19.3MM	$13.8MM	$83.5MM	$26.5MM	$8.4MM	$2.0MM

[1]Cessation impacts not expected to change & are not sensitive to market rates. • [2]Projected non-cash net impact of amortization & accretion; included in outlook unless otherwise indicated in an adjustment.

©2025, Comerica Inc. All rights reserved.

17

Interest Rate Sensitivity

Well positioned to insulate income as rates decline

Swaps as of 6/30/25[1]

($ in billions; avg.; weighted average yield)



23.6
23.0
20.1
15.0
9.8
4.6
0.8
2.50%
2.57%
2.68%
2.72%
2.85%
2.95%
2.97%
FY24
FY25
FY26
FY27
FY28
FY29
FY30

Highlights

- No new swaps added in 2Q25; no forward starting swaps went into effect in 2Q25
- Net unrealized swap losses in AOCI decreased $118MM at 6/30/25 (after-tax)
- BSBY cessation & swap re-designation does not impact above table[2]

Sensitivity Analysis as of 6/30/25

Estimated 12-Month Net Interest Income Impact Relative to Baseline	
100 bps gradual decrease	$18MM
100 bps gradual decrease & 60% incremental beta	$41MM
100 bps gradual increase	-$36MM
100 bps gradual increase & 60% incremental beta	-$66MM

6/30/25 Model Assumptions[3]
100 bps (50 bps avg.) gradual, non-parallel rise

	Rates UP	Rates DOWN
Loan Balances	Modest increase	Modest decrease
Deposit Balances	Moderate decrease	Moderate increase
Deposit Beta	~47% per incremental change	
Securities Portfolio	Partial reinvestment of cash flows	
Hedging (Swaps)	No additions modeled	

6/30/25 • [1]Received fix/pay floating swaps; maturities extend through 3Q30; Table reflects the ultimate swaps average notional balances & weighted average yields post CME LIBOR & BSBY transitions for terms based on swap start date & assumes no future termination • [2]See BSBY Cessation Impacts slide for more details • [3]For methodology, see Comerica's most recent Form 10-Q, as filed with the SEC on April 30, 2025. Estimates are based on simulation modeling analysis from our base case, which utilizes June 2025 average balances

©2025, Comerica Inc. All rights reserved.

18

©2025, Comerica Inc. All rights reserved. Net Interest Income Expected Securities Repayments & Maturities2 ($ in millions; weighted average yield) 287 339 411 372 201 221 627 708 2.10% 1.98% 2.95% 2.79% 2.13% 2.08% 3.48% 3.65% 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 4Q26 Contractual Swap Notionals1 ($ in billions; avg.; weighted average yield) Swap & securities attrition expected to create multi-year tailwind Project 16 bps higher yield & $4.9B lower notional from 2Q25 to 4Q26; lessened pressure on NII Deployment of liquidity from repayment of lower yielding securities expected to benefit NII 6/30/25 1Received fix/pay floating swaps; maturities extend through 3Q30; Table assumes no future terminations or new swaps 2Outlook as of 7/18/25 23.4 23.3 22.9 22.4 21.9 20.8 19.5 18.4 2.55% 2.55% 2.57% 2.61% 2.64% 2.67% 2.70% 2.71% 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 4Q26 Actual Projected 19 ©2025, Comerica Inc. All rights reserved. Liquidity Abundant liquidity & funding capacity enhances flexibility 6/30/25 1Securities at the FHLB are incremental to Unencumbered Securities at Market Value 2Total Liquidity Capacity amounts may not foot due to rounding 3Excludes brokered time deposits 20 Net $1.2B increase in wholesale funding (period-end) to support robust loan growth in 2Q25: + $1.6B in FHLB advances - $0.4B in brokered time deposits Scheduled FHLB maturities of $1B annually from 2026-2028 Scheduled to mature in March annually Scheduled brokered time deposits maturities of $1.1B in 2025 ~$450MM scheduled to mature in 3Q25 CD portfolio is ~$3.1B & ~88% matures by 12/31/253 Source (6/30/25) $ in billions Amount or Total Capacity Remaining Capacity Cash 3.9 3.9 FHLB (securities1 & loan collateral) 16.9 11.9 Unencumbered Securities at Market Value 7.3 7.3 Discount Window (loan collateral) 17.4 17.4 Total Liquidity Capacity2 $40.5 Total Liquidity Capacity (ex. Discount Window)2 $23.1 Low Unsecured Debt Obligations (Debt Maturities, $ in millions) 85% 86% 50% 70% 90% 110% 130% 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 1Q 25 2Q 25 Loan to Deposit Ratio in Line with Historical Averages (period-end) 350 400 550 1,000 500 2025 2026 2027 2028 2029 2030 2033 Highlights

Quarterly Average Loans

Comerica

Business Line	2Q25	1Q25	2Q24
Middle Market			
General[1]	$11.4	$11.3	$11.6
Energy	1.5	1.5	1.4
National Dealer Services	5.2	5.2	5.7
Entertainment	1.2	1.1	1.1
Tech. & Life Sciences	0.8	0.8	0.7
Equity Fund Services	1.5	1.8	1.7
Environmental Services	2.9	2.8	2.5
Total Middle Market	$24.5	$24.5	$24.7
Corporate Banking			
US Banking	3.8	3.7	4.0
International	1.5	1.4	1.5
Commercial Real Estate	10.0	10.0	10.3
Business Banking	3.3	3.2	3.2
Commercial Bank	$43.1	$42.8	$43.7
Retail Bank	$2.5	$2.4	$2.4
Wealth Management	$5.1	$5.0	$5.0
TOTAL	$50.7	$50.2	$51.1

By Market	2Q25	1Q25	2Q24
Michigan	$10.7	$10.7	$11.5
California	18.4	18.2	18.2
Texas	12.5	12.4	12.8
Other Markets[2]	9.1	8.9	8.6
TOTAL	$50.7	$50.2	$51.1

Loan Portfolio

(2Q25 Period-end)



Fixed Rate 10%
Prime-based 3%
90-Day+ Rate 7%
$51.2B
Synthetically fixed from swaps[5] 45%
≤30-Day Rate[4] 35%
= Total Fixed Rate (55%)[3]

$ in billions • Certain prior quarter amounts have been reclassified to conform to the current quarter presentation. • [1]Middle Market General includes Middle Market Banking as well as Municipalities, Government Card, Financial Institutions, Leasing, Financial Services Division & Merchant Services • [2]Other Markets includes FL, AZ, International Finance Division & businesses that have a significant presence outside of the three primary geographic markets • [3]Fixed rate loans include $23.1B receive fixed/pay floating (30-day) SOFR interest rate swaps • [4]Includes ~3.2% of Daily SOFR • [5]Over 70% of the underlying loan indices ≤30 day floating rate

©2025, Comerica Inc. All rights reserved.

21

Quarterly Average Deposits

Comerica

Business Line	2Q25	1Q25	2Q24
Middle Market			
General[1]*	$17.6	$17.8	$16.7
Energy	0.3	0.3	0.4
National Dealer Services	0.9	0.9	0.9
Entertainment	0.3	0.4	0.4
Tech. & Life Sciences	2.6	2.7	3.0
Equity Fund Services	1.1	1.1	0.7
Environmental Services	0.4	0.4	0.3
Total Middle Market	$23.2	$23.6	$22.4
Corporate Banking			
US Banking	2.0	2.1	2.0
International	1.9	1.9	1.8
Commercial Real Estate	1.8	1.8	1.5
Business Banking	3.3	3.4	3.5
Commercial Bank	$32.2	$32.8	$31.2
Retail Bank	$23.4	$23.6	$24.6
Wealth Management	$3.6	$3.6	$4.0
Finance / Other[2]	$2.0	$1.9	$3.3
TOTAL	$61.2	$61.9	$63.1
*Direct Express (included in Middle Market General balances above)	$3.7	$3.6	$3.3

By Market	2Q25	1Q25	2Q24
Michigan	$22.0	$22.5	$22.6
California	16.3	16.4	16.4
Texas	8.9	9.1	9.2
Other Markets[3]	12.0	12.0	11.6
Finance / Other[2]	2.0	1.9	3.3
TOTAL	$61.2	$61.9	$63.1

Strong Deposit Mix: 38% Noninterest-bearing

(2Q25 Period-end)



Retail Noninterest-bearing 12%
Total $60.0B
Commercial Noninterest-bearing 26%
Retail Interest-bearing 29%
Commercial Interest-bearing 33%

$ in billions • Certain prior quarter amounts have been reclassified to conform to the current quarter presentation. • [1]Middle Market General includes Middle Market Banking as well as Municipalities, Government Card, Financial Institutions, Leasing, Financial Services Division & Merchant Services • [2]Finance/Other includes items not directly associated with the geographic markets or the three major business segments including brokered time deposits • [3]Other Markets includes FL, AZ, International Finance Division & businesses that have a significant presence outside of the three primary geographic markets

©2025, Comerica Inc. All rights reserved.

22

Attractive Deposit Profile

Targeted focus on relationship deposits

Diversified Deposit Base

(2Q25 average)



Wealth Management 6%
Other 3%
Commercial Bank 53%
Retail Bank 38%

Stronger Profile than Pre-Pandemic

($ in billions)	YE 2019	YE 2022	6/30/2025
Loan-to-Deposit Ratio	88%	75%	85%
Total Deposits (Period-end)	$57.3	$71.4	$60.0

Stable & Tenured Core Deposit Base[1]

- **Diversified Across Markets & Businesses**
  - Highest concentrations in Retail Consumer (30%) & Middle Market Banking (13%), inherently diversified business lines
  - Geographically dispersed
- **Pursuing Primacy & Holistic Relationships**
  - 97% of Commercial Bank noninterest-bearing deposits utilize Treasury Management services; ~92% have ECA
  - Average Middle Market relationship has 8 Treasury Management products
  - ~90% Retail customers have checking account
- **Tenured**
  - Average Middle Market relationship: 15 years
  - Average Retail relationship: 16 years[2]
- **Active Operating Accounts**
  - Average Middle Market relationship deposit balances of $4.2MM (includes $1.4MM in noninterest-bearing)
  - Average Retail customer checking account balance of ~$28K[2]
- **Prioritizing growth in Small Business**
  - 62% are NIB
  - 100+ bankers dedicated to Small Business
  - Deposit portfolio outperformed the industry in 2024[3]

[1]As of 6/30/25 • [2]Includes consumer & small business • [3]Curinos Research's 9/30/24 Small Business Deposit Report

©2025, Comerica Inc. All rights reserved.

23

Driving strong core deposit growth

Optimizing high-growth verticals through customized deposit sweeps & key client partnerships

Target Client Segments

Consumer & Small Business

- Grow deposits with Comerica Maximize®, making cash management easy for small business & business banking clients
- Drive account openings within Wealth & Retail through tailored offerings focused on client needs
- Leverage investment in talent to penetrate the market & drive new relationship opportunities

Commercial

- Expand high-value client base through evolving pricing strategies that attract & retain significant Commercial deposits
- Simplify clients' liquidity management while gaining assurances against risk

Banks & Non-Bank FIs[1]

- Develop new partnerships within key verticals that grow deposits & drive fee income
- Empower other FIs[1] to easily manage their liquidity directly with Comerica
- Partner with embedded finance companies to deliver value to both our clients, & our clients' clients

[1]Financial Institution

©2025, Comerica Inc. All rights reserved.

24

Shared National Credit (SNC) Relationships

Credit quality of our SNC relationships better than portfolio average

Comerica

Period-end Loans

($ in billions)

Total Middle Market:
- General Middle Market, $2.9B; 25%
- Environmental Services, $1.5B; 13%
- Energy, $1.3B; 11%
- National Dealer Services, $1.1B; 9%
- Entertainment, $0.7B; 6%
- Equity Fund Services, $0.5B; 4%
- Technology & Life Sciences, $0.1B; 1%



Total
$11.7B
Corporate Banking $2.8B; 24%
CRE $0.8B; 7%
Total Middle Market $8.1B; 69%

Highlights

- SNC loans increased $227MM compared to 1Q25
- SNC relationships included in business line balances; we do not have a dedicated SNC line of business
- Approximately 680 borrowers
- Comerica is agent for 28% of loans
- Strategy: Pursue full relationships with ancillary business
- Adhere to same credit underwriting standards as rest of loan book
- Only ~3% of SNCs were criticized
- ~15% of SNCs were leveraged

6/30/25 • SNCs are facilities greater than $100 million shared by three or more federally supervised financial institutions, which are reviewed by regulatory authorities at the agent bank level

©2025, Comerica Inc. All rights reserved.

25

The Retail Bank

Banking Retail & Small Business customers in growth markets across the US

Comerica

Investing for Growth with Key Initiatives

Transforming the Culture
Redefine our culture through new roles, a renewed investment in our colleagues, a best-in-class mindset & consistent sales principles

Accelerating Growth
Prioritize growth to drive opportunities through generational banking, customer segments & Small Business expansion

Reinventing the Customer Experience
Redesign our network distribution model to rebuild the customer value proposition with an integrated omni-channel customer experience

Small Business Tools & Resources
Deliver growth tools uniquely designed for Small Business customers to help them to manage & grow their own business

Retail Banking

A granular deposit base of stable & long-tenured customers

~90%	82%	16
Deposit Customers with Checking Accounts	Customers with Deposits 5+ Years	Average Customer Tenure in Years

Small Business Banking

Strategic investments to drive strong growth & superior satisfaction metrics

#1	#2	+9%
Small Business Study Ranked[1] – Agree Strongly *"My primary bank gets things right the first time"*	Small Business Study Ranked[1] – Very Satisfied *"Satisfied overall with their primary bank"*	Increase in Year-over-Year Small Business Lending Outstanding

Highlights

38%	Avg. total deposits at 6/30/25
~$28K	Avg. customer deposits
24%	Noninterest-bearing deposit mix
82%	Retail customers
18%	Small business customers

Service Channels
- Banking Centers
- Contact Center
- ATM & Payments
- Online & Mobile

6/30/25 • [1]12/31/24 Barlow Research's Small Business (revenue $100K-$10MM data: 1Q23-4Q24): compared to Top 10 Banks by market share.

©2025, Comerica Inc. All rights reserved.

26

Wealth Management

Leading the way to your business & personal success

Comerica

Total Wealth Management represents ~27% of Comerica's Noninterest Income[1] & has ~$193B Assets Under Administration (AUA). Supported by 3 core businesses:

Private Wealth Management

- Differentiated & integrated wealth planning & business transition capabilities
- Unique custom credit, mortgage & banking capabilities
- Advice-driven tailored investment management & specialty fiduciary solutions

- **~$13B in AUA**
- **Key source of referrals for our M&A advisory team**

Fiduciary Services

- Pioneer & industry leader in third-party fiduciary services space
- Deep subject matter expertise in Specialty Wealth Services that exceed the capabilities offered by industry competitors
  - Charitable, Estate Settlement, Special Needs Trust Administration
  - Trust Real Estate & Specialty Assets
- Institutional Trust capabilities to support businesses & business owners

- **~$156B in AUA**
- **5-year revenue CAGR of 6% in our third-party fiduciary business[1]**
- **32 offices around the country**

Comerica Financial Advisors

- Leveraging power of partnership for differentiated client & advisor experience
  - Recognized best in class platform & capabilities
- Advice-driven approach to holistically serve business owners through collaboration & expertise
- Uniquely positioned for growth
  - Building towards full coverage of our banking centers
  - Hub-based HNW Financial Advisors partnered with Private Wealth

- **~$24B in client assets: ~$18B assets on AMP platform; ~$6B in bank money market platform**
- **Opportunity to double number of Financial Advisors over next 5 years**

6/30/25 • [1]Based on 2024 results & metrics

©2025, Comerica Inc. All rights reserved.

27

Commercial Real Estate Business Line

Growth driven by multi-family & industrial projects; excellent credit quality

Comerica

Primarily Lower Risk Multi-family & Industrial[1]

(2Q25 period-end)


Industrial
29%
Total
$9.5B
All
Other
22%
Multi-family
49%

All Other:
- Self-Storage, 5%
- Retail, 5%
- Office, 4%
- Land Carry, 3%
- Single Family / Land Development, 2%
- Multi-use, 2%
- Other, 1%

Excellent Credit Quality in Commercial Real Estate Business *($ in millions)*

	2Q24	3Q24	4Q24	1Q25	2Q25
NAL	18	18	49	66	12
Criticized[2]	448	476	442	546	542
% Criticized	4.3%	4.5%	4.4%	5.5%	5.4%
NCO (Recoveries)	(0.26)	(1.48)	(0.30)	10.82	0.64

Strong Credit Profile Driven by:

- Long history of working with well-established, proven developers
- Experienced relationship team; average tenure:
  - CRE line of business leadership: ~27 years
  - Relationship managers: ~20 years
  - CRE credit approval team: ~26 years
- Significant up-front equity required (typically averaging 35-40%, often from institutional investors)
- ~70% has recourse[3]
- Majority of commitments originate as construction
- Primary strategy is financing development of Class A, urban infill multi-family & warehouse distribution in major sun belt metros (30% CA, 27% TX, 12% Southeast, 11% Southwest)
- Credit remains manageable
- ~68% of the portfolio maturing by the end of 2026

Total CMA Office Exposure

- **Not primary strategy:** Total CMA office loans of $687MM, or <1% of total loans; outstandings within CRE LOB of $405MM, or <1% of total CMA loans
- **Selective geography:** Urban in-fill & suburban strategy
- **Majority recourse:** Strong sponsors critical to underwriting
- **Monitoring credit:** Criticized loans totaling $97MM (or 14% of total office portfolio)

6/30/25 • [1]Excludes CRE business line loans not secured by real estate • [2]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories • [3]Calculated as of 3/31/25

©2025, Comerica Inc. All rights reserved.

28

Total Multi-family & Office Loan Portfolios

Comerica

Geographic Diversification by State

Multi-family[1]		
$ in millions	6/30/25	3/31/25
California	$1,572	$1,511
Texas	1,378	1,433
Florida	437	440
Arizona	238	252
Washington	237	235
North Carolina	215	213
Colorado	192	212
Other	679	691
Total Loans	**$4,948**	**$4,987**

Office		
$ in millions	6/30/25	3/31/25
California	$273	$278
Texas	220	201
Michigan	66	61
Other[2]	128	142
Total Loans	**$687**	**$682**

Key Portfolio Metrics

	Multi-family[1]		Office	
$ in millions	6/30/25	3/31/25	6/30/25	3/31/25
Total Loans	$4,948	$4,987	$687	$682
Avg. Loan Outstanding	$17	$17	$5	$5
Net Charge-Offs	0.0%	0.0%	0.4%	2.0%
Delinquencies[3]	0.5%	0.0%	0.0%	1.8%
Non-Performing Loans	0.0%	0.6%	1.0%	2.8%
Criticized Loans[4]	4.5%	5.3%	14.1%	13.0%

California[1,5]
Multi-family


44%
26%
11%
9%
10%
LA County
Bay Area
Orange County
Sacramento County
Other

Texas[1,5]
Multi-family


37%
37%
14%
9%
3%
DFW
Austin
Houston
San Antonio
Other

6/30/25 • [1]Inclusive of multi-family loans within CRE & other LOBs, unless otherwise stated • [2]Other includes loans to funds secured by multiple properties • [3]Loans 30 days or more past due • [4]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories • [5]Reflects multi-family loans within CRE LOB

©2025, Comerica Inc. All rights reserved.

29

Energy

Primarily E&P exposure

Comerica

Period-end Loans
($ in millions)


1,409
300
1,109
1,312
228
1,084
1,486
298
1,188
1,364
266
1,098
1,518
305
1,213
2Q24
3Q24
4Q24
1Q25
2Q25
Midstream
Exploration & Production[1]

Highlights

- Exposure $3.5B / 41% utilization
- Hedged 50% or more of production:
  - At least one year: 68% of customers
  - At least two years: 46% of customers
- Focus on larger, sophisticated E&P & Midstream companies
- E&P:
  - 50% Oil-focused
  - 26% Oil/Gas balanced
  - 24% Natural Gas focused
- Excellent credit quality in 2Q25
  - No net charge-offs
  - No criticized loans[2]

6/30/25 • [1]Includes Services of $8MM 2Q24; $6MM 3Q24; $3MM 4Q24; $3MM 1Q25; $3MM 2Q25 • [2]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories

©2025, Comerica Inc. All rights reserved.

30

National Dealer Services 75+ years of floor plan lending 6/30/25 1Other includes obligations where a primary franchise is indeterminable (Multi-franchise, rental car & leasing companies, heavy truck, recreational vehicles, & non-floor plan loans) Franchise Distribution (Based on period-end loans outstanding) Top-tier strategy National in scope Focus on “Mega Dealer” (five or more dealerships in group) Strong credit quality; robust monitoring of company inventory & performance Floor plan balances have largely normalized with only a couple manufacturers below their historical averages 1.2 0.6 0.6 0.6 0.8 1.0 1.2 1.4 1.7 1.7 2.1 2.0 2.2 2.2 2.4 2.0 2.0 4.4 3.8 3.9 4.1 4.5 4.8 5.1 5.4 5.8 5.8 6.0 5.7 5.7 5.5 5.5 5.2 5.2 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 Floor Plan Average Loans ($ in billions) ©2025, Comerica Inc. All rights reserved. 31 Toyota/Lexus 11% Honda/Acura 15% Ford 6% GM 7% Jaguar/Land Rover 8% Stellantis 6% Mercedes 3% Nissan/ Infiniti 3% Other European 11% Other Asian 11% Other 19% Total $5.4B 1 Highlights 2,933 2,994 2,960 2,715 2,618 0 500 1,000 1,500 2,000 2,500 3,000 3,500 2Q24 3Q24 4Q24 1Q25 2Q25 724 705 724 796 837 2Q24 3Q24 4Q24 1Q25 2Q25 Technology & Life Sciences ~30 years of deep expertise & strong relationships with top-tier investors 6/30/25 Average Loans ($ in millions) Manage concentration to numerous verticals to ensure widely diversified portfolio Closely monitor cash balances & maintain robust backroom operation 10 offices throughout US & Canada Average Deposits Strong Loan to Deposit Ratio Relative to Other Business Lines ($ in millions) Growth 68% Early Stage 14% Late Stage 18% Customer Segment Overview (approximate; 2Q25 period-end loans) Total $849MM ©2025, Comerica Inc. All rights reserved. 32 Highlights

Equity Fund Services
Strong relationships with top-tier Private Equity firms



Loans
($ in millions)
1,690
1,709
1,634
1,757
1,523
1,364
1,519
2Q24
3Q24
4Q24
1Q25
2Q25
1Q25
2Q25
Average Balances
Period-end Balances

Highlights
- Customized solutions for Private Equity & Venture Capital firms
  - Credit Facilities (Funds, General Partners, Management Companies)
  - Treasury Management
  - Capital Markets, including Syndication & Foreign Exchange
- Customers in the US & Canada
- Well-diversified across funds with various industry strategies
- Drives connectivity with other teams
  - Middle Market
  - Commercial Real Estate
  - Environmental Services
  - Energy
  - Technology & Life Sciences
  - Private Banking
- Strong credit profile
  - No charge-offs
  - No criticized loans

6/30/25
©2025, Comerica Inc. All rights reserved.
33

Environmental Services Department
Experienced team; specialized industry, committed to growth



Average Loans
($ in millions)
2,452
638
1,814
2,587
776
1,811
2,657
822
1,835
2,747
799
1,948
2,863
872
1,991
2Q24
3Q24
4Q24
1Q25
2Q25
Waste Management & Recycling
Renewable Energy Solutions

Highlights
- 15+ year experienced team with 20+ year management tenure
- Dedicated relationship managers advise & guide customers on profitably growing their business by providing banking solutions
- Focus on middle market-sized companies with full banking relationships
- Historically strong credit quality
- Waste Management & Recycling
  - Insight & expertise with:
    - Transfer stations, disposal & recycling facilities
      - Commercial & residential waste collection
      - Financing for M&A & growth capital
- Renewable Energy Solutions
  - Formed group in 2022; active in the landfill-gas-to-energy & biomass industries for more than a decade
  - Expanded focus to also include solar, wind, anaerobic digestion, & battery energy standalone storage
      - Over 75% of the commitments are solar related[1]

6/30/25 • [1]As of 6/26/25
©2025, Comerica Inc. All rights reserved.
34

Comerica's Core Values

Comerica

WHY WE ARE HERE

TO RAISE EXPECTATIONS OF WHAT A BANK CAN BE FOR OUR COLLEAGUES, CUSTOMERS & COMMUNITIES

WHAT WE BELIEVE

- ONE COMERICA
- THE CUSTOMER COMES FIRST
- THE BIGGER POSSIBLE
- A FORCE FOR GOOD

HOW WE DELIVER

- TRUST
- ACT
- OWN

©2025, Comerica Inc. All rights reserved.

35

Reconciliations

Comerica

Tangible Common Equity

Tangible common equity is used by Comerica to measure the quality of capital & the return relative to balance sheet risk. The tangible common equity ratio removes the effect of intangible assets from capital & total assets.

(period-end, millions, except per share data)	2Q25	1Q25
Tangible Common Equity		
Total shareholders' equity	$6,860	$7,052
Less fixed-rate non-cumulative perpetual preferred stock	--	$394
Common shareholders' equity	$6,860	$6,658
Less goodwill	$635	$635
Less other intangible assets	$5	$6
Tangible common equity	$6,220	$6,017
Total assets	$77,988	$77,622
Less goodwill	$635	$635
Less other intangible assets	$5	$6
Tangible assets	$77,348	$76,981
Common equity ratio	8.80%	8.58%
Tangible common equity ratio	8.04%	7.82%

Pre-tax, Pre-provision Net Revenue (PPNR)

Pre-tax, pre-provision net revenue (PPNR) is a measure that Comerica uses to understand fundamental operating performance before credit-related & tax expenses.

(period-end, millions, except per share data)	2Q25	1Q25
Pre-tax, Pre-provision Net Revenue (PPNR)		
Net income	$199	$172
Add provision for income taxes	$45	$53
Add provision for credit losses	$44	$20
PPNR	$288	$245

Comerica believes non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators & analysts to evaluate the adequacy of common equity & our performance trends.

©2025, Comerica Inc. All rights reserved.

36

Holding Company Debt Rating

Senior Unsecured/Long-Term Issuer Rating	Moody's	S&P	Fitch
Cullen Frost	A3	A-	-
M&T Bank	Baa1	BBB+	A
BOK Financial	Baa1	BBB+	A
Fifth Third	Baa1	BBB+	A-
Huntington	Baa1	BBB+	A-
Regions Financial	Baa1	BBB+	A-
Citizens Financial Group	Baa1	BBB+	BBB+
Comerica	Baa2	BBB	A-
KeyCorp	Baa2	BBB	BBB+
Webster Financial	Baa2	BBB	-
First Horizon National Corp	Baa3	-	BBB+
Western Alliance	Baa3	-	BBB
Synovus Financial	-	BBB-	BBB

As of 7/10/25 • Source: S&P Global Market Intelligence; Debt Ratings are not a recommendation to buy, sell, or hold securities

©2025, Comerica Inc. All rights reserved.

37

Bank Debt Rating

Senior Unsecured/Long-Term Issuer Rating	Moody's	S&P	Fitch
Cullen Frost	A3	A	-
Fifth Third	A3	A-	A-
Huntington	A3	A-	A-
Citizens Financial Group	A3	A-	BBB+
M&T Bank	A3	A-	-
BOK Financial	Baa1	A-	A
Regions Financial	Baa1	A-	A-
KeyCorp	Baa1	BBB+	BBB+
Comerica	Baa2	BBB+	A-
Webster Bank	Baa2	BBB+	-
Zions Bancorporation	Baa2	BBB+	BBB+
First Horizon National Corp	Baa3	-	BBB+
Synovus Financial	Baa3	BBB	BBB
Western Alliance	Baa3	-	BBB

As of 7/10/25 • Source: S&P Global Market Intelligence; Debt Ratings are not a recommendation to buy, sell, or hold securities

©2025, Comerica Inc. All rights reserved.

38

Thank You ©2025, Comerica Inc. All rights reserved.